UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2017

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 6, 2017, eBay Inc. (the “Company”) closed its sale of $2,500,000,000 aggregate principal amount of its senior unsecured notes, consisting of $400,000,000 aggregate principal amount of its Floating Rate Notes due 2023 (the “2023 Floating Rate Notes”), $500,000,000 aggregate principal amount of its 2.150% Notes due 2020 (the “2020 Fixed Rate Notes”), $750,000,000 aggregate principal amount of its 2.750% Notes due 2023 (the “2023 Fixed Rate Notes”) and $850,000,000 aggregate principal amount of its 3.600% Notes due 2027 (the “2027 Fixed Rate Notes” and, together with the 2023 Floating Rate Notes, the 2020 Fixed Rate Notes and the 2023 Fixed Rate Notes, the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated May 30, 2017 among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein. The Notes were issued and sold under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-215919) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission and pursuant to an Indenture dated as of October 28, 2010 (the “Indenture”), as supplemented and amended by a Supplemental Indenture dated as of October 28, 2010 (the “Supplemental Indenture”), each between the Company and Wells Fargo Bank, National Association, as trustee. The 2023 Floating Rate Notes, the 2020 Fixed Rate Notes, the 2023 Fixed Rate Notes and the 2027 Fixed Rate Notes are each sometimes referred to as a “series” of Notes. The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary indemnification provisions.

The 2023 Floating Rate Notes are not redeemable at the option of the Company prior to their maturity. The 2020 Fixed Rate Notes, the 2023 Fixed Rate Notes and the 2027 Fixed Rate Notes are redeemable at the option of the Company, at any time in whole or from time to time in part, at the applicable redemption prices specified in the respective forms of Note of such series included in Exhibit 4.3 hereto.

In addition, if a Change of Control Triggering Event (as defined in the respective forms of the Notes included in Exhibit 4.3 hereto) occurs with respect to the Notes of any series, the Company will be required, subject to certain exceptions, to offer to repurchase the Notes of such series at a price equal to 101% of the principal amount, plus accrued and unpaid interest, if any.

The foregoing description of some of the terms of the Notes and the Underwriting Agreement are not complete and are subject to, and qualified in their entirety by reference to, the complete terms and conditions of the Underwriting Agreement, the Indenture, the Supplemental Indenture, the officers’ certificate establishing the form and terms of the Notes of each series, and the respective forms of the Notes of each series, which are filed or incorporated by reference, as the case may be, as Exhibits 1.1 and 4.1 through 4.7 hereto, respectively, and are incorporated by reference herein. In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1.

On May 30, 2017, the Company issued a press release announcing its agreement to sell the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated May 30, 2017 among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate dated June 6, 2017 establishing the forms and terms of the Notes.

4.4	Form of Floating Rate Note due 2023 (included in Exhibit 4.3).

4.5 4.6 4.7	Form of 2.150% Note due 2020 (included in Exhibit 4.3). Form of 2.750% Note due 2023 (included in Exhibit 4.3). Form of 3.600% Note due 2027 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated May 30, 2017 relating to the offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eBay Inc.

Date: June 6, 2017	By:	/s/ Kathryn W. Hall
	Name: Title:	Kathryn W. Hall Vice President, Legal, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated May 30, 2017 among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.2	Supplemental Indenture dated as of October 28, 2010 between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 28, 2010).

4.3	Officers’ Certificate dated June 6, 2017 establishing the forms and terms of the Notes.

4.4	Form of Floating Rate Note due 2023 (included in Exhibit 4.3).

4.5 4.6 4.7	Form of 2.150% Note due 2020 (included in Exhibit 4.3). Form of 2.750% Note due 2023 (included in Exhibit 4.3). Form of 3.600% Note due 2027 (included in Exhibit 4.3).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press release dated May 30, 2017 relating to the offering of the Notes.

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